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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                July 8, 1997
                               Date of Report
                      (Date of earliest event reported)

                                SCHAWK, INC.
                          (Exact name of Registrant
                        as specified in its charter)

                                  Delaware
       (State or other jurisdiction of incorporation or organization)

                                   1-9335
                         (Commission File Number(s))

                                 36-2545354
                    (I.R.S. Employer Identification No.)

                               1695 River Road
                            Des Plaines, Illinois
                   (Address of principal executive office)

                                    60018
                                 (Zip Code)

                                847/827-9494
            (Registrant's telephone number, including area code)

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Item 5.  Other Events.

      Schawk, Inc. (the "Company") announced by way of a news release that Marie Meisenbach-Graul, the Company's Chief Financial Officer and a member of the Company's Board of Directors, resigned to pursue personal interests.


Item 7(c).  Exhibits.

      Exhibit 99.1.  Press Release dated July 8, 1997.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


SCHAWK, INC.
------------
(Registrant)


/s/ David Schawk
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David Schawk